SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 27, 2004

                           Commission File # 000-31663

                     AMERICAN CAPITAL PARTNERS LIMITED, INC.
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                                   88-0440536
                      (IRS Employer Identification Number)

           319 CLEMATIS STREET, SUITE 211, WEST PALM BEACH, FL  33401
               (Address of principal executive offices)(Zip Code)

                                 (561) 366-9211
                (Registrant's telephone no., including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

CFO Advantage, Inc. audited the financial statements of the Company for the year ended December 31, 2002 and the related statements of operations, stockholders' deficit and cash flows for the year then ended and reviewed the subsequent interim periods thereof. The report of CFO Advantage on such financial statements, dated, March 8, 2004 did not contain and adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Our Board of Directors approved the dismissal of CFO Advantage on April 27, 2004. The Company subsequently engaged Jewett, Schwartz and Associates as the Company's successor independent auditor.

Jewett, Schwartz and Associates, Certified Public Accountants, were appointed by the Company on April 27, 2004 to audit our financial statements for the fiscal year ended December 31, 2003. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted Jewett, Schwartz and Associates regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of the Company's consolidated financial statements, nor has Jewett, Schwartz and Associates provided to the Company a written report or oral advice regarding such principles or audit opinion.

During our two most recent fiscal years and any subsequent interim period preceding the date of dismissal, there were no disagreements between CFO Advantage, Inc. and the Company, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report; and there were no "reportable events" as defined in Item 304 (a)
(1)(iv)(B)  of  the  Securities  and  Exchange  Commission's  Regulation  S-B.

We have provided CFO Advantage, Inc. with a copy of the revised disclosures provided under this caption of this Report, and advised them to provide us with a letter addressed to the Securities Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. Their response, pursuant to Item 304(a)(3) of Regulation S-B, is filed with this Form 8-K as Exhibit 16.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

     Exhibits               Description
     --------               -----------

      16.1                  Letter on Change in Certifying Accountant


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned duly authorized, in the City of West Palm Beach, Florida, on May 7, 2004.

AMERICAN CAPITAL PARTNERS LIMITED, INC.

By:  /s/  C. Frank Speight                                     Date: May 7, 2004
     -------------------------------------
     C. Frank Speight,
     Principal Executive Officer

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Exhibit 16.1

                                      CFO
                                ADVANTAGE, INC.


Members of:                                          Jason F. Griffith, CPA, CMA
  SEC Practice Session                               Melissa R. Blue
  American Institute of CPAs
  Institute of Management Accountants
  Association of Certified Fraud Examiners
  Public Company Accounting Oversight Board



May 7, 2004

United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, DC 20549

Dear Sir or Madam:

We have the read the Company's revised statements included under Item 4 of its Form 8-K dated May 7, 2004, of American Capital Partners Limited, Inc. and are in agreement with each of the statements containing information that relates to our firm set forth on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

As of the date of this letter, the outstanding balance due to us from the Company is $609.37.

If you should have any questions or need additional information, please call me at 702-736-1852.

Very truly yours,

/s/ CFO Advantage, Inc.

CFO Advantage, Inc.


                 6330 McLeod Drive, Suite 7, Las Vegas, NV 89120
                      (702) 736-1852, (702) 736-1608 (fax)
                              info@cfoadvantage.com


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